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                                                                    Exhibit 99


[ZOLTEK LOGO]
FOR IMMEDIATE RELEASE
---------------------

                     ZOLTEK REPORTS FIRST QUARTER RESULTS
                     ------------------------------------

         ST. LOUIS, MISSOURI -- FEBRUARY 9, 2009 -- Zoltek Companies, Inc.
(Nasdaq: ZOLT) today reported the financial results for the first quarter of its 2009 fiscal year.

         Zoltek's net sales for the quarter ended December 31, 2008, totaled
$38.6 million, compared to $40.1 million in the first quarter of fiscal 2008, a decrease of 3.6%.

         Operating income from continuing operations totaled $3.5 million in the first quarter of fiscal year 2009, compared to $4.8 million in the first quarter of fiscal 2008. Zoltek's net income was $0.5 million in the first quarter of fiscal 2009, which compared to net income of $2.6 million reported for the first quarter of fiscal 2008.

         "We normally expect to be impacted by customers' year-end production curtailment and seasonal inventory adjustments in the last quarter of each calendar year - the first quarter of our fiscal year. This year our results were further affected by customer reaction to increasingly serious global economic uncertainties. Customers in the computer and automotive markets, along with one of our wind turbine customers, postponed or cancelled some orders. While this is certainly disappointing, we believe it represents a temporary lull in the strong growth profile that Zoltek has established in recent years" said Zsolt Rumy, Zoltek's Chairman and Chief Executive Officer.
"Although our business is not immune to the global economic turndown, as well as the effects of currency fluctuations and extreme variations in cost of energy and raw materials, there is no evidence of change in the long-term demand from commercial applications for low-cost carbon fibers or the outlook for our business."

         Zoltek reported that the most significant reduction in its first quarter sales came from the shut-down of Gamesa's manufacturing facilities in December and the reduction in their inventory. Currently, Gamesa is Zoltek's second largest wind turbine customer. In commenting on the decrease in sales to Gamesa, the Company noted its belief that it did not evidence a long-term decline in demand for wind turbines, but rather that Gamesa's customers have been adversely affected by difficult capital markets in financing installation of new wind energy generation. Due mainly to the postponement or cancellation in sales orders, Zoltek's inventories increased from $45.7 million on September 30, 2008, to $53.2 million on December 31, 2008. The primary increase in inventory was in finished goods waiting to be shipped.

         However, Rumy noted that the fundamentals of the wind energy sector remain strong - with clear potential of continuing 20-to-25% annual growth. He cited continued growth in demand from, and deliveries to Vestas Wind Systems, the world's largest manufacturer of advanced wind turbines and Zoltek's biggest customer. He added: "We are optimistic about the prospects of future growth in demand from current wind energy customers and prospective customers.
Overall wind turbine demand grew just as fast when oil prices were less than $30 per barrel, and a number of wind turbine manufacturers are again actively looking at the high performance carbon fiber-reinforced blade designs. Despite the uncertainties in the current environment, we believe that Zoltek's long-term growth objectives are still attainable and with our efforts in developing new



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Zoltek Reports First Quarter Results
Page 2
February 9, 2009

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customers, new applications and new markets, it is entirely possible that fiscal 2009 as a whole will wind up being another year of strong growth for Zoltek."

         Zoltek will host a conference call to review first quarter results and answer questions on Tuesday, February 10, 2009, at 10:00 am CT. The conference dial-in number is (800) 723-6751. The confirmation code is 4844508.
Individuals who wish to participate should dial in 5 to 10 minutes prior to the scheduled start time. This conference call will also be webcast on Zoltek's website -- www.zoltek.com -- under "Investor Relations -- Events &
Presentations." The webcast replay will be available on the website several hours after the call.

                       FOR FURTHER INFORMATION CONTACT:
                                ZSOLT RUMY, CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

This press release contains certain statements that constitute
"forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange
Act of 1934, as amended. The words "expect," "believe," "goal," "plan,"
"intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.

This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.
The factors that might cause such differences include, among others, our ability to: (1) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers for wind energy and other high volume commercial applications; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) maintain profitable operations; (5) increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them despite increases in raw material and energy costs; (9) successfully operate our Mexican facility to produce acrylic fiber precursor and add carbon fiber production lines; (10) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange
Commission; (11) successfully continue operations at our Hungarian facility if natural gas supply disruptions persist; (12) successfully prosecute patent litigation; and (13) manage the risks identified under "Risk Factors" below and in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.


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Zoltek Reports First Quarter Results
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February 9, 2009

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                                                  ZOLTEK COMPANIES, INC.
                                                SUMMARY FINANCIAL RESULTS
                                  (Amounts in thousands except share and per share data)
                                                       (Unaudited)

                                                                                                   Three Months Ended
                                                                                               December 31    December 31
                                                                                                   2008           2007
                                                                                               --------------------------
Net sales.................................................................................     $    38,629    $    40,072
Cost of sales.............................................................................          28,365         29,313
                                                                                               -----------    -----------
      Gross profit........................................................................          10,264         10,759
Application and development costs.........................................................           1,721          1,896
Litigation charge.........................................................................             238              -
Selling, general and administrative expenses..............................................           4,830          4,072
OPERATING INCOME FROM CONTINUING OPERATIONS...............................................           3,475          4,791
Interest income...........................................................................             219          1,192
Gain (loss) on foreign currency transactions..............................................             178            (49)
Other, net................................................................................            (254)           (93)
Interest expense, excluding amortization of financing fees and debt discount..............            (568)          (678)
Amortization of financing fees and debt discount..........................................          (1,965)        (1,554)
                                                                                               -----------    -----------
      INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES...............................           1,085          3,609
Income tax expense........................................................................             550          1,005
                                                                                               -----------    -----------
NET INCOME ...............................................................................     $       535    $     2,604
                                                                                               ===========    ===========

Basic and diluted income per share........................................................     $      0.02    $      0.08

Weighted average common shares outstanding - basic........................................          34,405         33,756

Weighted average common shares outstanding - diluted......................................          34,477         33,956

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Zoltek Reports First Quarter Results
Page 4
February 9, 2009

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                                                 CONSOLIDATED BALANCE SHEET
                                  (Amounts in thousands, except share and per share data)
                                                        (Unaudited)

                                                                                                  December 31  September 30
                                                                                                      2008          2008
                                                                                                 --------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------------------
Current assets:
     Cash and cash equivalents.................................................................  $     17,517  $     29,224
     Restricted cash...........................................................................        23,500        23,500
     Accounts receivable, less allowance for doubtful accounts of $1,169 and
        $1,754, respectively...................................................................        35,450        42,690
     Inventories, net..........................................................................        53,217        45,659
     Other current assets......................................................................         6,948         9,432
                                                                                                 ------------  ------------
         Total current assets..................................................................       136,632       150,505
Property and equipment, net....................................................................       262,764       288,894
Other assets...................................................................................           619           765
                                                                                                 ------------  ------------
         Total assets..........................................................................  $    400,015  $    440,164
                                                                                                 ============  ============

LIABILITIES AND SHAREHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------------------------
Current liabilities:
    Legal liabilities..........................................................................  $     23,340  $     29,083
     Current maturities of long-term debt......................................................        16,153        12,601
     Trade accounts payable....................................................................        10,749        15,093
     Accrued expenses and other liabilities....................................................         6,762         9,278

     Construction payables.....................................................................         6,275         8,450
                                                                                                 ------------  ------------
         Total current liabilities.............................................................        63,279        74,505
Long-term debt, less current maturities........................................................         2,247         3,562
Hungarian grant, long-term ....................................................................         9,412        10,882
Deferred tax liabilities.......................................................................         4,115         4,521
Other long-term liabilities....................................................................            25            28
                                                                                                 ------------  ------------
         Total liabilities.....................................................................        79,078        93,498
                                                                                                 ------------  ------------
Commitments and contingencies
Shareholders' equity:
     Preferred stock, $.01 par value, 1,000,000 shares authorized,
       no shares issued and outstanding........................................................             -             -
     Common stock, $.01 par value, 50,000,000 shares authorized,
        34,405,642 and 34,389,428 shares issued and outstanding
        in 2008 and 2007, respectively.........................................................           344           344
     Additional paid-in capital................................................................       492,371       491,175
     Accumulated other comprehensive income (loss).............................................       (15,730)       11,730
     Accumulated deficit ......................................................................      (156,048)     (156,583)
                                                                                                 ------------  ------------
         Total shareholders' equity............................................................       320,937       346,666
                                                                                                 ------------  ------------
         Total liabilities and shareholders' equity............................................  $    400,015  $    440,164
                                                                                                 ============  ============

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Zoltek Reports First Quarter Results
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February 9, 2009

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                                             OPERATING SEGMENTS SUMMARY
                                               (Amounts in thousands)
                                                    (Unaudited)

                                                                     THREE MONTHS ENDED DECEMBER 31, 2008
                                                                     ------------------------------------
                                                             CARBON       TECHNICAL       CORPORATE/
                                                             FIBERS         FIBERS          OTHER          TOTAL
                                                             ------         ------          -----          -----
Net sales..............................................    $    32,716    $     5,265    $      648     $    38,629
Cost of sales..........................................         23,730          4,003           632          28,365
                                                           -----------    -----------    ----------     -----------
Gross profit...........................................          8,986          1,262            16          10,264
Operating income (loss)................................          6,507            530        (3,562)          3,475
Depreciation expense...................................          3,371            419           283           4,073
Capital expenditures...................................          7,825            436            73           8,334

                                                                     THREE MONTHS ENDED DECEMBER 31, 2007
                                                                     ------------------------------------
                                                             CARBON       TECHNICAL       CORPORATE/
                                                             FIBERS         FIBERS          OTHER           TOTAL
                                                             ------         ------          -----           -----
Net sales..............................................    $    34,120    $     5,033    $      919     $    40,072
Cost of sales..........................................         24,958          3,713           642          29,313
                                                           -----------    -----------    ----------     -----------
Gross profit...........................................          9,162          1,320           277          10,759
Operating income (loss)................................          7,816             83        (3,108)          4,791
Depreciation expense...................................          2,593            542           225           3,360
Capital expenditures...................................         12,062            316           102          12,480
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